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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91187) of WESCO International, Inc. of our report dated April 6, 2001, relating to the financial statements of the WESCO Distribution, Inc. Retirement Savings Plan, which appears in this Form 11-K.





Pittsburgh, Pennsylvania
June 27, 2001